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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 13, 2000

                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                     000-24923                     25-1799439
(State or jurisdiction       (Commission File Number)           (IRS Employer
  of incorporation)                                          Identification No.)

                               4311 JAMBOREE ROAD
                             NEWPORT BEACH, CA 92660
               (Address of principal executive offices)(ZIP Code)

       Registrant's telephone number, including area code: (949) 483-4600

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

On June 13, 2000, Conexant Systems, Inc. completed its previously announced acquisition of Sierra Imaging, Inc., a developer of software and silicon digital image-processing solutions for the digital still camera market. The purchase price consisted of approximately 1.2 million shares of Conexant common stock, including the conversion of outstanding Sierra Imaging, Inc. stock options into options to purchase shares of Conexant common stock.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           CONEXANT SYSTEMS, INC.
                                           (Registrant)


Dated: June 15, 2000                       By /s/  Dennis E. O'Reilly
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                                              Dennis E. O'Reilly
                                              Senior Vice President,
                                              General Counsel and Secretary